Business Combination (Details) - Schedule of assets acquired and liabilities assumed based on fair value	Feb. 08, 2019 USD ($)
Purchase consideration:
Common Stock	$ 44,341,847	[1]
Allocation of the purchase price:
Cash and cash equivalents	531,147
Accounts receivable, net	188,550
Property and equipment, net	56,075
Operating lease right-of-use assets	485,684
Security deposits	10,440
Total assets acquired	1,271,896
Accounts payable	(56,204)
Accrued expenses and other current liabilities	(251,335)
Operating lease liability	(267,256)
Tenant security deposit	(2,880)
Total liabilities assumed	(577,675)
Total net assets acquired	694,221
Goodwill as a result of the Merger	$ 43,647,626

[1]	29,561,231 shares (1,642,291 after stock reverse split) of common stock of the Company was issued to BioKey in connection with the Merger. Those shares were valued at $1.50 per share, based on the bid-and-ask share price of common stock of the Company on the final day of trading, February 8, 2019.